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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 1, 2010

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-50697 (Commission File Number)	33-1089684 (IRS Employer Identification No.)

280 Park Avenue, 22nd Floor, Building East, New York, NY (Address of Principal Executive Offices)	10017 (Zip Code)

Registrant's telephone number, including area code (212) 750-7300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        On April 1, 2010, in connection with the consummation of the Merger (as defined below), Ares Capital Corporation ("Ares Capital") entered into the Fourth Supplemental Indenture (the "Fourth Supplemental Indenture"), among Ares Capital, Allied Capital Corporation ("Allied Capital") and the Bank of New York, as trustee (the "Trustee"), and assumed all rights, powers, duties and obligations of Allied Capital under the Indenture previously entered into between Allied Capital and the Trustee, dated as of June 16, 2006 (the "Base Indenture," and as supplemented by the First, Second, Third and Fourth Supplemental Indentures (each as defined herein), the "Indenture"). The Indenture governs the terms of approximately $745.5 million aggregate principal amount of indebtedness pursuant to the following series of unsecured notes previously issued by Allied Capital and now the obligations of Ares Capital: (1) 6.625% Notes due 2011; (2) 6.000% Notes due 2012; and (3) 6.875% Notes due 2047.

        The $319.9 million aggregate principal amount of 6.625% Notes due 2011 and the $195.6 million aggregate principal amount of 6.000% Notes due 2012 require payment of interest only semi-annually, and all principal is due upon maturity. Ares Capital has the option to redeem these notes in whole or in part, together with a redemption premium, if any, as stipulated in the notes. The $230.0 million aggregate principal amount of 6.875% Notes due 2047 require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes. These notes are listed on the New York Stock Exchange under the trading symbol AFC.

        Ares Capital is subject to certain financial and operating covenants that are required by the publicly issued unsecured notes. For example, Ares Capital is not permitted to issue indebtedness unless immediately after such issuance it has asset coverage of all outstanding indebtedness of at least 200% as required by the Investment Company Act of 1940.

        Upon consummation of the Merger, Allied Capital's $250.0 million senior secured term loan arranged by J.P. Morgan Securities Inc. on January 29, 2010 was repaid.

        The foregoing description is qualified in its entirety by reference to the Base Indenture, a copy of which was attached as Exhibit 99.D.2 to Pre-Effective Amendment No.1 to Allied Capital's Registration Statement on Form N-2 filed with the Securities and Exchange Commission (the "SEC") on June 21, 2006 and is incorporated herein by reference; the First Supplemental Indenture, dated as of July 25, 2006, between Allied Capital and the Trustee (the "First Supplemental Indenture"), a copy of which was attached as Exhibit 99.D.4 to Post-Effective Amendment No. 1 to Allied Capital's Registration Statement on Form N-2 filed with the SEC on July 25, 2006 and is incorporated herein by reference; the Second Supplemental Indenture, dated as of December 8, 2006, between Allied Capital and the Trustee (the "Second Supplemental Indenture"), a copy of which was attached as Exhibit 99.D.6 to Post-Effective Amendment No. 2 to Allied Capital's Registration Statement on Form N-2 filed with the SEC on December 8, 2006 and is incorporated herein by reference; the Third Supplemental Indenture, dated as of March 28, 2007, between Allied Capital and the Trustee (the "Third Supplemental Indenture"), a copy of which was attached as Exhibit 99.D.8 to Post-Effective Amendment No. 3 to Allied Capital's Registration Statement on Form N-2 filed with the SEC on March 28, 2007 and is incorporated herein by reference; and the Fourth Supplemental Indenture, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

        On April 1, 2010, Ares Capital completed its acquisition of Allied Capital pursuant to the terms and conditions of the Agreement and Plan of Merger, dated October 26, 2009 (the "Merger Agreement"), among Ares Capital, Allied Capital and ARCC Odyssey Corp., a wholly owned subsidiary of Ares Capital ("Merger Sub"). To effect the acquisition, Merger Sub merged with and into Allied

Capital and, immediately thereafter, Allied Capital merged with and into Ares Capital (together, the "Merger"), with Ares Capital as the surviving corporation.

        Pursuant to the Merger Agreement, Allied Capital stockholders received the right to 0.325 shares of Ares Capital common stock for each share of Allied Capital common stock held immediately prior to the Merger (subject to adjustment for fractional shares to be paid in cash), resulting in approximately 58.5 million newly issued shares of Ares Capital common stock.

        The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to Ares Capital's Current Report on Form 8-K filed with the SEC on October 30, 2009 and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        The information contained in Item 1.01 of this report is incorporated by reference in this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(a)
Financial statements of businesses acquired.

  The consolidated balance sheet of Allied Capital and subsidiaries as of December 31, 2009 and 2008, including the consolidated statements of investments as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 13), for each of the years in the three-year period ended December 31, 2009, and the notes related thereto, are filed hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)
Pro forma financial information.

  The unaudited pro forma condensed consolidated financial information of Ares Capital and Allied Capital reflecting the unaudited pro forma condensed consolidated balance sheet as of December 31, 2009 and the unaudited pro forma condensed consolidated income statement for the year ended December 31, 2009, and the notes thereto, is filed hereto as Exhibit 99.2 and is incorporated herein by reference.

(d)
Exhibits:

Exhibit Number	Description
10.1	Fourth Supplemental Indenture, dated April 1, 2010, among Ares Capital, Allied Capital and the Trustee
99.1	Allied Capital Corporation Audited Consolidated Financial Statements
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION
Date: April 7, 2010
	By:	/s/ RICHARD S. DAVIS
	Name:	Richard S. Davis
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Fourth Supplemental Indenture, dated April 1, 2010, among Ares Capital, Allied Capital and the Trustee
99.1	Allied Capital Corporation Audited Consolidated Financial Statements
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 2.01 Completion of Acquisition or Disposition of Assets.
  Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
  Item 9.01 Financial Statements and Exhibits.
Exhibit Index